SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2002

SYMPHONIX DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23767	77-0376250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 Zanker Road, San Jose, California	95131-1109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 232-0710

(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 13, 2002, the Board of Directors of Symphonix Devices, Inc. deemed advisable the dissolution of the company and approved a plan of complete liquidation and dissolution for which Symphonix will seek stockholder approval. Symphonix expects to liquidate all assets, including its intellectual property.

Attached and incorporated herein are a form of plan of complete liquidation and dissolution and a press release disseminated by Symphonix on November 14, 2002 in connection with the proposed dissolution.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

2.1	Form of Plan of Complete Liquidation and Dissolution.

99.1	Press release dated November 14, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMPHONIX DEVICES, INC.

/s/ KIRK B. DAVIS
Kirk B. Davis President and Chief Executive Officer Date: November 14, 2002

Exhibit Index

Exhibit No.
2.1	Form of Plan of Complete Liquidation and Dissolution.

99.1	Press release dated November 14, 2002.

4